UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 2, 2010

ZAP
(Exact name of Registrant as specified in its charter)

California	0-303000	94-3210624
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

501 Fourth Street Santa Rosa, CA		95401
(Address of principal executive offices)		(Zip Code)

(707) 525-8658
(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report:
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations

Section 1.01	Entry into Material Definitive Agreement.

Zhejiang Jonway Automobile Co., Ltd.

On July 2, 2010, Zap (the “Company”) entered into an Equity Transfer Agreement for the Purchase and Transfer of Certain Equity Interest in Zhejiang Jonway Automobile Co., Ltd. (the “Equity Transfer Agreement”) with Jonway Group Co., Ltd. to acquire a 51% interest in Zhejiang Jonway Autombile Co., Ltd., a limited liability company of the People’s Republic of China (“Zhejiang”), for $29,030,000 (the “Acquisition Transaction”). Zhejiang is engaged in the business of, among other things, manufacturing and sales of automobile spare parts and UFO brand automobiles.  According to the terms of the Equity Transfer Agreement, following the completion of the Acquisition Transaction, Zhejiang will convert into a Chinese foreign limited liability joint venture company (the “Zhejiang Joint Venture”). The closing of the Acquisition Transaction is conditioned on, among other things, the receipt of certain approvals, registrations and licenses from the Ministry of Commerce of the People’s Republic of China, the Zhejiang Administration of Industry and Commerce, and the local counterparts of these entities and other relevant government authorities (“Governmental Approvals”). [A copy of the Equity Transfer Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.]

           According to the terms of the definitive agreements, ZAP has to right to acquire the remaining 49% of Jonway Auto at the same valuation by March 30, 2011 or at a then current valuation after that date.  ZAP intends this transaction to be phase one of a two-phase acquisition, whereby the two companies will combine their complementary expertise, leveraging ZAP’s EV technology and Jonway Auto’s quality ISO 9000 certified mass production capabilities to address the new alternative energy vehicle market. ZAP intends to acquire the remaining 49 percent of Jonway Automobile following completion of the first phase and following final regulatory approval.

          The Company has also entered into a Joint Venture Contract with Jonway Group Co., Ltd., Wang Gang and Wang Xiaoying, which shall govern the Zhejiang Joint Venture.  [A copy of the Joint Venture Contract is attached hereto as Exhibit 10.2 and is incorporated herein by reference.]

Section 2	Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures under Item 1.01 are incorporated into this Item 2.03 by reference.

Section 3	Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures under Item 1.01 are incorporated in this Item 3.02 by reference.

The Chinese Shares were issued in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.1	Equity Transfer Agreement for the Purchase and Transfer of Certain EquityInterest in Zhejiang Jonway Automobile Co., Ltd., dated July 2, 2010

10.2	Joint Venture Contract, dated July 2, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP

Dated: July 8, 2010	By:	/s/ Steven M. Schneider
Steven M. Schneider
Chief Executive Officer